UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21880

Oppenheimer Rochester Michigan Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Annual Report 3/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Michigan Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	-2.48%	-7.11%	2.66%
5-Year	0.22	-0.75	2.73
10-Year	1.39	0.89	4.40

Performance data quoted represents past performance, which does not guarantee future results. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

Our Twitter handle is @RochesterFunds.

2      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Fund Performance Discussion

The Class A shares of Oppenheimer Rochester Michigan Municipal Fund provided a distribution yield at net asset value (NAV) of 1.27% as of March 31, 2018. Unlike its benchmark, the Fund had a negative annual total return for the 12 months ended on that date. Most of the Fund’s municipal assets were sold during the reporting period, in advance of the Fund’s liquidation on April 27, 2018.

MARKET OVERVIEW

At its March 2018 meeting, the first with Jerome “Jay” Powell at the helm, the Federal Open Market Committee (FOMC) raised the Fed Funds target rate to a range of 1.50% to 1.75%, citing recent strengthening of the economic outlook. The Fed also indicated that it currently expects to raise this short-term interest rate two more times in 2018, three times in 2019, and two times in 2020. As the FOMC statement notes, “the actual path … will depend on the economic outlook as informed by incoming data.”

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

In all, the Fed Fund rate was raised three times during this reporting period. The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.27%

Dividend Yield with sales charge	1.20

Standardized Yield	0.71

Taxable Equivalent Yield	1.26

Last distribution (3/27/18)	$0.008

Total distributions (4/1/17 to 3/31/18)	$0.229

Endnotes for this discussion begin on page 10 of this report.

3      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 42 basis points higher than at the reporting period’s outset.

As of March 31, 2018, Michigan’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service, AA by Fitch Ratings and AA-minus by S&P Global Ratings (S&P). G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power in the aftermath of Hurricane Maria, which battered the island in late

September and caused extensive structural damage. Scores of U.S. military and medical personnel were deployed during the reporting period to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

Fiscal plans submitted by Gov. Ricardo Rosselló Nevares to the oversight board created by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) were repeatedly sent back for revisions. The board had intended to certify a plan by the end of this reporting period but found various revisions to be lacking, as did Puerto Rico’s creditors. A plan submitted in February estimated an accumulated surplus of $3.4 billion by fiscal year 2023. That figure rose to nearly $6 billion before the end of this reporting period. In April 2018, after the end of this reporting period, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion.

During this reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, the governor’s desire to lend money to and potentially privatize PREPA, the Commonwealth’s electric utility; and the availability of resources to address the needs of Puerto Rican residents still dealing with the aftereffects of the hurricane.

4      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

     The Rochester Portfolio Managers

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

FUND PERFORMANCE

The Class A dividend of Oppenheimer Rochester Michigan Municipal Fund was 3.0 cents per share at the outset of this reporting period. On December 4, 2017, the Fund paid a distribution of 0.65 cents per Class A share, the sum of any undistributed surplus and the income accrued since the November 21 distribution. On December 5, the Fund moved to a variable (or pay as you earn) distribution. In all, the Fund distributed 22.9 cents per Class A share this reporting period.

The G.O. sector, which held bonds issued and backed by various municipalities, was the strongest performer this reporting period. Other strong performers included the Fund’s three largest sectors as of March 31, 2018: higher education, water utilities, and marine/ aviation facilities. Securities in the sewer utilities and not-for-profit organizations sector also performed well.

Several sectors detracted from performance this reporting period. Securities in the

5      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

      The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Senior Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

6      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

hospital/healthcare sector and the sales tax revenue sector, and PREPA bonds, which are included in the electric utility sector, were adversely affected by developments in Puerto Rico. Also detracting from the Fund’s performance were securities in the highways/ commuter facilities and single-family housing sectors.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. The Commonwealth continued to experience significant financial difficulties this reporting period.

A complete listing of securities held by this

Scott S. Cottier, CFA
Senior Vice President, Senior
Portfolio Manager and Team
Leader

Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds. During this reporting period, the Fund continued to invest primarily in investment-grade municipal securities. It could invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. The credit quality was based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Troy E. Willis, CFA, J.D.
Senior Vice President, Senior
Portfolio Manager and Team
Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

7      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Top Holdings and Allocations

TOP CATEGORIES

Higher Education	9.7%
Water Utilities	8.7
Marine/Aviation Facilities	8.6
Hospital/Healthcare	7.8
Single-Family Housing	7.8
U.S. Government Obligations	6.3
Sewer Utilities	4.4
Non-Profit Organization	3.9
General Obligation	–

Portfolio holdings and allocations are subject to change.

Percentages are as of March 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	27.9%	0.0%	27.9%
AA	42.5	0.0	42.5
A	29.6	0.0	29.6
BBB	0.0	0.0	0.0
BB or lower	0.0	0.0	0.0
Total	100.0%	0.0%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

8      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/18

	Without Sales Charge	With Sales Charge
Class A	1.27%	1.20%
Class B	0.37	N/A
Class C	0.40	N/A
Class Y	1.42	N/A
STANDARDIZED YIELDS
For the 30 Days Ended 3/31/18
Class A	0.71%
Class B	-0.03
Class C	0.00
Class Y	0.89

TAXABLE EQUIVALENT YIELDS

As of 3/31/18
Class A	1.26%
Class B	N/A
Class C	N/A
Class Y	1.57

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	0.61%
Class B	-0.13
Class C	-0.11
Class Y	0.89

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORMIX)	6/21/06	-2.48%	0.22%	1.39%	0.95%
Class B (ORMBX)	6/21/06	-3.21	-0.51	0.94	0.57
Class C (ORMCX)	6/21/06	-3.21	-0.52	0.62	0.18
Class Y (ORMYX)	7/29/11	-2.47	0.26	N/A	2.86

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORMIX)	6/21/06	-7.11%	-0.75%	0.89%	0.53%
Class B (ORMBX)	6/21/06	-7.96	-0.83	0.94	0.57
Class C (ORMCX)	6/21/06	-4.16	-0.52	0.62	0.18
Class Y (ORMYX)	7/29/11	-2.47	0.26	N/A	2.86

9      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. Returns do not consider capital gains or income taxes on an individual’s investments. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0082 for the 35-day accrual period ended March 27, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on March 27, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0024, $0.0026, and $0.0092, respectively, for the 35-day accrual period ended March 27, 2018 and on the corresponding net asset values on that date.

10      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and Michigan tax rate of 43.48%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$1,000.00	$954.90	$4.45
Class B	1,000.00	952.50	8.16
Class C	1,000.00	951.20	8.16
Class Y	1,000.00	956.20	4.40
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.39	4.59
Class B	1,000.00	1,016.60	8.43
Class C	1,000.00	1,016.60	8.43
Class Y	1,000.00	1,020.44	4.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.67
Class C	1.67
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2018

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—61.3%
Michigan—61.3%
$175	Detroit, MI GO1	5.250%		04/01/2024	$—
500,000	Grand Rapids, MI Sanitary Sewer System	5.000		01/01/2038	567,515
500,000	Great Lakes, MI Water Authority Supply System	5.000		07/01/2046	562,045
500,000	Karegnondi, MI Water Supply System	5.250		11/01/2032	559,280
800,000	Kent, MI Hospital Finance Authority (Spectrum Health System/Spectrum Health Hospitals Obligated Group)	1.600	[2]	01/15/2047	800,000
1,000,000	MI Hsg. Devel. Authority, Series A	1.800	[2]	10/01/2037	1,000,000
500,000	MI Strategic Fund Limited Obligation (The Edison Institute)	1.730	[2]	12/01/2033	500,000
790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)	8.250		09/01/2039	811,551
200,000	Saint Joseph, MI Hospital Finance Authority (Lakeland Hospital at Niles and St. Joseph)	1.680	[2]	01/01/2032	200,000
1,250,000	University of Michigan	1.600	[2]	04/01/2042	1,250,000
1,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000		12/01/2044	1,102,130
Total Investments, at Value (Cost $7,254,583)—61.3%					7,352,521
Net Other Assets (Liabilities)—38.7					4,634,883

Net Assets—100.0%					$11,987,404

Footnotes to Statement of Investments

1. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

2. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:

GO                     General Obligation

See accompanying Notes to Financial Statements.

14      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018

Assets
Investments, at value (cost $7,254,583)—see accompanying statement of investments	$ 7,352,521
Cash	5,440,458
Receivables and other assets:
Interest	49,633
Investments sold on a when-issued or delayed delivery basis	6,200
Expense waivers/reimbursements due from manager	10
Other	5,345

Total assets	12,854,167
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	792,545
Shareholder communications	22,055
Distribution and service plan fees	2,796
Trustees’ compensation	2,452
Dividends	1,197
Other	45,718

Total liabilities	866,763
Net Assets	$ 11,987,404

Composition of Net Assets
Par value of shares of beneficial interest	$ 1,548
Additional paid-in capital	28,970,723
Accumulated net investment income	104,356
Accumulated net realized loss on investments	(17,187,161)
Net unrealized appreciation on investments	97,938

Net Assets	$ 11,987,404

15      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,270,033 and 937,712 shares of beneficial interest outstanding)	$7.75
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,400 and 9,468 shares of beneficial interest outstanding)	$7.75
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,000,573 and 517,235 shares of beneficial interest outstanding)	$7.73
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $643,398 and 83,169 shares of beneficial interest outstanding)	$7.74

See accompanying Notes to Financial Statements.

16      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended March 31, 2018

Investment Income
Interest	$ 1,165,712
Expenses
Management fees	168,445
Distribution and service plan fees:
Class A	48,329
Class B	2,749
Class C	94,922
Transfer and shareholder servicing agent fees:
Class A	19,471
Class B	275
Class C	9,492
Class Y	1,388
Shareholder communications:
Class A	17,279
Class B	909
Class C	12,033
Class Y	814
Legal, auditing and other professional fees	59,338
Borrowing fees	28,799
Interest expense on borrowings	9,897
Trustees’ compensation	407
Custodian fees and expenses	301
Other	8,124

Total expenses	482,972
Less waivers and reimbursements of expenses	(126,122)

Net expenses	356,850
Net Investment Income	808,862
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,608,710)
Net change in unrealized appreciation/depreciation on investment transactions	3,856,901
Net Increase in Net Assets Resulting from Operations	$ 57,053

See accompanying Notes to Financial Statements.

17      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2018	Year Ended March 31, 2017
Operations
Net investment income	$808,862	$ 1,666,405
Net realized loss	(4,608,710)	(4,260,875)
Net change in unrealized appreciation/depreciation	3,856,901	3,814,074

Net increase in net assets resulting from operations	57,053	1,219,604
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(597,061)	(1,161,853)
Class B	(6,894)	(22,524)
Class C	(222,818)	(561,650)
Class Y	(41,563)	(68,361)

	(868,336)	(1,814,388)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(15,977,933)	(2,680,197)
Class B	(334,001)	(468,117)
Class C	(8,130,737)	(4,177,574)
Class Y	(685,521)	(169,498)

	(25,128,192)	(7,495,386)
Net Assets
Total decrease	(25,939,475)	(8,090,170)
Beginning of period	37,926,879	46,017,049

End of period (including accumulated net investment income of $104,356 and $83,494, respectively)	$11,987,404	$ 37,926,879

See accompanying Notes to Financial Statements.

18      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended March 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 57,053
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(12,598,379)
Proceeds from disposition of investment securities	39,873,119
Short-term investment securities, net	159,957
Premium amortization	195,274
Discount accretion	(96,460)
Net realized loss on investment transactions	4,608,710
Net change in unrealized appreciation/depreciation on investment transactions	(3,856,901)
Change in assets:
Decrease in other assets	11,526
Decrease in interest receivable	578,928
Decrease in receivable for securities sold	43,800
Change in liabilities:
Increase in other liabilities	14,668

Net cash provided by operating activities	28,991,295
Cash Flows from Financing Activities
Proceeds from borrowings	6,700,000
Payments on borrowings	(6,700,000)
Proceeds from shares sold	1,410,135
Payments on shares redeemed	(26,530,389)
Cash distributions paid	(92,187)

Net cash used in financing activities	(25,212,441)
Net increase in cash	3,778,854
Cash, beginning balance	1,661,604

Cash, ending balance	$ 5,440,458

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $789,092.

Cash paid for interest on borrowings—$9,897.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.17	$8.31	$8.73	$8.60	$9.78
Income (loss) from investment operations:
Net investment income[1]	0.24	0.35	0.42	0.52	0.54
Net realized and unrealized gain (loss)	(0.43)	(0.10)	(0.37)	0.12	(1.23)

Total from investment operations	(0.19)	0.25	0.05	0.64	(0.69)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.39)	(0.47)	(0.51)	(0.49)
Net asset value, end of period	$7.75	$8.17	$8.31	$8.73	$8.60

Total Return, at Net Asset Value[2]	(2.48)%	2.91%	0.62%	7.66%	(6.97)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,270	$23,757	$26,815	$31,148	$34,709
Average net assets (in thousands)	$19,400	$25,359	$28,067	$32,487	$40,528
Ratios to average net assets:[3]
Net investment income	2.89%	4.24%	4.94%	5.96%	6.04%
Expenses excluding specific expenses listed below	1.21%	1.12%	1.08%	1.07%	1.06%
Interest and fees from borrowings	0.13%	0.09%	0.15%	0.33%	0.24%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.01%[4]	0.04%[4]	0.05%[4]

Total expenses	1.34%	1.21%	1.24%	1.44%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.89%	0.96%	1.17%	1.09%
Portfolio turnover rate	45%	47%	24%	8%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Class B	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.17	$8.31	$8.73	$8.60	$9.77
Income (loss) from investment operations:
Net investment income[1]	0.18	0.29	0.35	0.46	0.47
Net realized and unrealized gain (loss)	(0.43)	(0.11)	(0.36)	0.12	(1.21)

Total from investment operations	(0.25)	0.18	(0.01)	0.58	(0.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.32)	(0.41)	(0.45)	(0.43)
Net asset value, end of period	$7.75	$8.17	$8.31	$8.73	$8.60

Total Return, at Net Asset Value[2]	(3.21)%	2.14%	(0.14)%	6.83%	(7.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73	$411	$882	$1,643	$1,828
Average net assets (in thousands)	$274	$581	$1,292	$1,738	$2,773
Ratios to average net assets:[3]
Net investment income	2.14%	3.52%	4.17%	5.21%	5.23%
Expenses excluding specific expenses listed below	2.20%	1.91%	1.83%	1.81%	1.83%
Interest and fees from borrowings	0.13%	0.09%	0.15%	0.33%	0.24%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.01%[4]	0.04%[4]	0.05%[4]

Total expenses	2.33%	2.00%	1.99%	2.18%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.64%	1.71%	1.92%	1.83%
Portfolio turnover rate	45%	47%	24%	8%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.15	$8.29	$8.71	$8.59	$9.76
Income (loss) from investment operations:
Net investment income[1]	0.17	0.29	0.35	0.45	0.47
Net realized and unrealized gain (loss)	(0.42)	(0.11)	(0.36)	0.12	(1.21)

Total from investment operations	(0.25)	0.18	(0.01)	0.57	(0.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.32)	(0.41)	(0.45)	(0.43)
Net asset value, end of period	$7.73	$8.15	$8.29	$8.71	$8.59

Total Return, at Net Asset Value[2]	(3.21)%	2.15%	(0.13)%	6.75%	(7.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,001	$12,385	$16,754	$17,199	$14,825
Average net assets (in thousands)	$9,463	$14,570	$17,030	$15,434	$18,942
Ratios to average net assets:[3]
Net investment income	2.14%	3.49%	4.19%	5.18%	5.25%
Expenses excluding specific expenses listed below	2.00%	1.89%	1.83%	1.81%	1.82%
Interest and fees from borrowings	0.13%	0.09%	0.15%	0.33%	0.24%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.01%[4]	0.04%[4]	0.05%[4]

Total expenses	2.13%	1.98%	1.99%	2.18%	2.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.64%	1.71%	1.91%	1.84%
Portfolio turnover rate	45%	47%	24%	8%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Class Y	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.16	$8.29	$8.72	$8.59	$9.76
Income (loss) from investment operations:
Net investment income[1]	0.23	0.35	0.42	0.51	0.54
Net realized and unrealized gain (loss)	(0.42)	(0.09)	(0.38)	0.13	(1.21)

Total from investment operations	(0.19)	0.26	0.04	0.64	(0.67)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.39)	(0.47)	(0.51)	(0.50)
Net asset value, end of period	$7.74	$8.16	$8.29	$8.72	$8.59

Total Return, at Net Asset Value[2]	(2.47)%	3.04%	0.51%	7.68%	(6.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$643	$1,374	$1,566	$937	$509
Average net assets (in thousands)	$1,385	$1,492	$1,347	$769	$768
Ratios to average net assets:[3]
Net investment income	2.90%	4.25%	4.95%	5.89%	5.93%
Expenses excluding specific expenses listed below	0.93%	0.89%	0.83%	0.81%	0.80%
Interest and fees from borrowings	0.13%	0.09%	0.15%	0.33%	0.24%
Interest and fees on short-term floating rate notes issued	0.00%	0.00%	0.01%[4]	0.04%[4]	0.05%[4]

Total expenses	1.06%	0.98%	0.99%	1.18%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.89%	0.96%	1.16%	1.08%
Portfolio turnover rate	45%	47%	24%	8%	8%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018

1. Organization

Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is a non-diversified openend management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. On November 29, 2017, the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, approved a plan to liquidate the Fund.

Effective as of the close of the New York Stock Exchange (“NYSE”) on January 12, 2018 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors, and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Effective February 9, 2018, no further purchases in the Fund will be accepted.

Prior to the Closing Date, the Fund offered Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares have been permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were allowed. Class A shares were sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares and Class B shares were sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares were sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC; however, the intermediaries may have imposed charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

24      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

25      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$107,963	$—	$17,187,162	$97,938

1. At period end, the Fund had $17,187,162 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2019	$453,012
No expiration	16,734,150

Total	$17,187,162

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $5,277,798 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$5,277,788	$80,336	$5,197,452

26      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The tax character of distributions paid during the reporting periods:

	Year Ended March 31, 2018	Year Ended March 31, 2017
Distributions paid from:
Exempt-interest dividends	$802,778	$ 1,756,893
Ordinary income	65,558	57,495

Total	$868,336	$ 1,814,388

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,254,583

Gross unrealized appreciation	$112,281
Gross unrealized depreciation	(14,343)

Net unrealized appreciation	$97,938

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

27      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

28      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes Michigan	$—	$7,352,521	$—	$7,352,521

Total Assets	$—	$7,352,521	$—	$7,352,521

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*		Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes Michigan	$(137,539	) $	137,539

Total Assets	$(137,539	) $	137,539

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities. The majority of the security was sold prior to period end.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms

29      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$6,200

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

30      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	77,111	$628,299	110,240	$919,279
Dividends and/or distributions reinvested	66,499	545,264	123,457	1,027,192
Redeemed	(2,112,827)	(17,151,496)	(554,221)	(4,626,668)

Net decrease	(1,969,217)	$(15,977,933)	(320,524)	$(2,680,197)

Class B
Sold	131	$1,046	81	$670
Dividends and/or distributions reinvested	437	3,589	1,458	12,160
Redeemed	(41,353)	(338,636)	(57,458)	(480,947)

Net decrease	(40,785)	$(334,001)	(55,919)	$(468,117)

Class C
Sold	8,200	$67,305	90,983	$759,007
Dividends and/or distributions reinvested	25,165	206,123	56,358	468,188
Redeemed	(1,035,114)	(8,404,165)	(648,920)	(5,404,769)

Net decrease	(1,001,749)	$(8,130,737)	(501,579)	$(4,177,574)

Class Y
Sold	77,958	$639,663	92,433	$766,909
Dividends and/or distributions reinvested	4,169	34,116	6,515	54,128
Redeemed	(167,391)	(1,359,300)	(119,357)	(990,535)

Net decrease	(85,264)	$(685,521)	(20,409)	$(169,498)

31      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$12,598,379	$39,873,119

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

32      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,056
Accumulated Liability as of March 31, 2018	—

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays

33      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
March 31, 2018	$869	$—	$773	$303

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$79,662
Class B	1,768
Class C	42,752
Class Y	1,940

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

34      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$792,603
Average Daily Interest Rate	1.216%
Fees Paid	$13,575
Interest Paid	$9,897

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase

35      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$4,201

10. Subsequent Event

The Fund was liquidated on April 27, 2018. Prior to the Fund’s closing all obligations of the Fund were settled.

36      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester Michigan Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund (the “Fund”), including the statement of investments, as of March 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and the cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matter

As discussed in Note 1 and Note 10 to the financial statements, on November 29, 2017, the Board of Trustees of Oppenheimer Rochester Michigan Municipal Fund approved a plan to liquidate the Fund. The liquidation concluded on April 27, 2018. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

May 25, 2018

37      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 92.45% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Michigan Municipal Fund	10/24/17	95.6%	0.0%	4.4%
Oppenheimer Rochester Michigan Municipal Fund	2/20/18	35.4%	0.0%	64.6%

40      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead

41      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

42      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

43      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

44      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Senior Vice President of the Sub-Adviser (since June 2011); Head of Rochester’s Credit Analysis team (since 1993); Director of the Rochester Credit Analysis team (since March 2004); Vice President of the Sub-Adviser (1997-May 2011).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

45      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

46      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

47      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

49      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

50      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55      OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0573.001.0318 May 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $32,000 in fiscal 2018 and $35,800 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,396 in fiscal 2018 and $232,185 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $693,375 in fiscal 2018 and $595,863 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,082,471 in fiscal 2018 and $832,098 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange

Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018